UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

SHUFFLE MASTER, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SHUFFLE MASTER, INC.	Shareholder Meeting to be held on March 18, 2009
** IMPORTANT NOTICE **	Proxy Materials Available
Regarding the Availability of Proxy Materials
● Notice and Proxy Statement ● 2008 Annual Report
You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY MATERIALS - VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

Shuffle Master, Inc. 1106 Palms Airport Drive Las Vegas, NV 89119	To facilitate timely delivery please make the request as instructed below on or before March 4, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET
You can view the proxy materials for the 2009 Annual Meeting of Shareholders at www.proxyvote.com with the 12 Digit Control Number located on the following page.

HOW TO REQUEST A COPY OF MATERIALS
1) BY INTERNET- www.proxyvote.com
2) BY TELEPHONE - 1-800-579-1639
3) BY E-MAIL*- sendmaterial@proxyvote.com

*If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

See the Reverse Side for Meeting Information and Instructions on How to Vote

Meeting Information		How To Vote
Vote In Person
Meeting Type: Meeting Date: Meeting Time: For Holders as of:	Annual March 18, 2009 10:00 A.M., PDT January 26, 2009
If you are a shareholder of record as of the record date, you are invited to attend the annual meeting and you may vote in person. If you are a street name holder and you wish to vote in person at the annual meeting, you must obtain a legal proxy from your broker, bank or other nominee in order to vote at the meeting. Proxy materials will be available and we will give you a ballot when you arrive.

Meeting Location:
Shuffle Master, Inc.
1106 Palms Airport Drive
Las Vegas, NV 89119
Meeting Directions:		Vote By Internet
For Meeting Directions, Please Call Shuffle Master Investor Relations at: (702) 897-7150
To vote now by Internet, go to WWW.PROXYVOTE.COM.  Use Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting Items
The Board of Directors Recommends a Vote FOR Items 1, 2 and 3:

1.	Election of seven (7) directors to hold office until the next Annual Meeting of Shareholders or until their successors are elected:
Nominees:

	01	Garry W. Saunders 05 William Warner
	02	Louis Castle 06 Khatchig Zaven "Chris" Philibbosian
	03	Phillip C. Peckman 07 Timothy J. Parrott
	04	John R. Bailey

2.	Approval of the Shuffle Master, Inc. 2004 Equity Incentive Plan (as amended and restated on January 28, 2009).

3.	Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accountant for the Company for the 2009 fiscal year.